                                                                Exhibit 1.1

                                FIBERMARK, INC.

                               1,500,000 Shares

                                 Common Stock

                          (par value $.001 per share)


                             UNDERWRITING AGREEMENT

                                                               December   , 1997


BT Alex. Brown Incorporated
PaineWebber Incorporated
  As Representatives of the
  Several Underwriters
c/o BT Alex. Brown Incorporated
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Ladies and Gentlemen:

    Fibermark, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with you, as set forth below.

    1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as reprentatives (the "Representatives"), an aggregate of 1,500,000 shares (the "Firm Securities") of common stock, par value $.001 per share, of the Company (the "Common Stock"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option, exercisable by the Representatives of the Underwriters, to purchase from the Company up to an additional 225,000 shares of Common Stock (the "Additional Securities") as set forth below. The Firm Securities and the Additional Securities that may be sold to the Underwriters are hereinafter collectively referred to as the "Securities."

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                                       2

         The Securities are being sold in connection with the acquisition by the Company (the "Acquisition") of Steinbeis Gessner GmbH ("Gessner") pursuant to a stock purchase agreement dated as of November [ ], 1997 (the "Acquisition Agreement") in which the Company has agreed to purchase all of the outstanding capital stock of Gessner.

         The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (SEC File No. 333-[     ])
and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments thereto, if any, as may have been required prior to the date hereof.

         As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statements and schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Rules and Regulations ("Rule 430A"), if applicable, and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus relating to the Securities as filed with such registration statement or any amendment thereto (including the prospectus, if any, included in such registration statement or any amendment thereto at the time it was or is declared effective if declared effective prior to the execution and delivery of this Agreement); and the term "Prospectus" means the prospectus relating to the Securities as first filed with respect to such registration statement with the Commission pursuant to Rule 430A and Rule 424(b) under the Rules and Regulations ("Rule 424(b)"), if required, or, if no prospectus is required to be filed pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such registration statement at the time it became or becomes effective; provided that if a revised Prospectus shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Securities that differs from the prospectus on file at the Commission at the time such registration statement becomes effective or as first filed under Rule 430A and Rule 424(b), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference herein to "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration

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                                       3

Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information that is "contained," "included," "set forth," "described in" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is or is deemed to be incorporated by reference therein.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

         (a) The registration statement originally filed with the Commission with respect to the Securities, including the form of prospectus, together with all amendments thereto, has been prepared by the Company in conformity in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and the Company meets all the requirements for filing on Form S-3. The Registration Statement at the time it was or will be declared effective and at the Closing Date (as hereinafter defined) complies and will comply in all material respects with the requirements of the Act and the Rules and Regulations.

         (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date (as hereinafter defined), it did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, and any amendments or supplements thereto on the date first filed with the Commission pursuant to Rule 424(b) (or if not filed, on the date first provided to the Underwriters in connection with the offering and sale of the Securities) and on the Closing Date, (i) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations, and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated

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                                       4

    therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information with respect to the Underwriters furnished to the Company by BT Alex. Brown Incorporated specifically for use therein.

         (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations (the "1934 Act Regulations") of the Commission thereunder, and when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or becomes effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Each of the Company, its subsidiaries (the "Subsidiaries") and each of Gessner and its subsidiaries (the "Gessner Subsidiaries") is, and after giving effect to the Acquisition will be, a corporation, partnership or other business entity, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of its formation. Except as otherwise set forth in the Registration Statement, the Company or Gessner, as the case may be, owns, directly or indirectly, free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements and other charges (except for inchoate statutory obligations that are not yet due and payable and other immaterial liens), all of the outstanding equity interests of each Subsidiary and Gessner Subsidiary, as the case may be, and all of such equity interests have been duly and validly authorized and issued and are fully paid and non-assessable. Except where the failure would not have a material adverse effect on the business, business prospects, financial condition, results of operation, earnings or properties of either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the


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    Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole (in either case, a "Material Adverse Effect") and except as otherwise disclosed under the Registration Statement, (i) each of the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries has the power and authority and all approvals, orders, licenses, certificates, permits and other governmental authorizations necessary to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and (ii) each is duly licensed or qualified to do business and in good standing in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such license or qualification necessary. Except as otherwise set forth in the Registration Statement, neither the Company nor Gessner owns, directly or indirectly, any equity securities of any corporation or have any material equity interest in any firm, partnership, association or other entity, other than the Subsidiaries and the Gessner Subsidiaries, respectively.

         (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the term "Capitalization" and all such capital stock has been validly authorized and issued and is fully paid and non-assessable. Other than as disclosed in the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of capital stock or any warrants or convertible securities. No holder of securities of the Company or any Subsidiary is entitled to have such securities registered under the Registration Statement.

         (f) The consolidated financial statements of the Company and Gessner(including the footnotes thereto) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position, results of operation and cash flows of the Company and Gessner, as the case may be, as of the respective dates thereof and for the respective periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior periods. The unaudited consolidated financial statements of the Company and Gessner and the related notes included or incorporated by reference in the

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    Registration Statement and the Prospectus present fairly the consolidated financial position, results of operations and cash flows of the Company and Gessner, as the case may be, at the dates and for the periods to which they relate, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and have been prepared on a basis substantially consistent with that of the audited financial statements referred to above. The summary and selected financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited and unaudited financial statements included therein, except as otherwise stated therein. The consolidated financial statements of Arcon Holding Corp. ("Arcon") incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of Arcon and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified. The consolidated financial statements of CPG Investors Inc. ("CPG") incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of CPG and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified.
    Each of Coopers & Lybrand L.L.P., KPMG Peat Marwick LLP, Price Waterhouse LLP, Arthur Andersen LLP and Deloitte & Touche Gmbh, who has reported on such financial statements, is an independent accountant as required by the Act and the Rules and Regulations. No financial statements are required to be included in the Registration Statement or the Prospectus, other than those so included.

         (g) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Prospectus (A) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the 1934 Act, and (B) have been computed on the bases described therein. The assumptions used in the preparation of the pro forma finanicial statements and other pro forma condensed consolidated financial information included in the Prospectus are reasonable and the adjustments used therein are reasonably appropriate to give effect to the transactions or circumstances referred to therein.

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                                       7

         (h) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

         (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth therein or contemplated thereby, (i) neither the Company, the Subsidiaries nor Gessner or any of the Gessner Subsidiaries has incurred or will have incurred any liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, except for liabilities, obligations or transactions that are not material to the Company and its subsidiaries, taken as a whole; (ii) neither the Company, the Subsidiaries nor Gessner or any of the Gessner Subsidiaries has paid or declared nor will pay or declare any dividends or other distributions on its capital stock and (iii) there has not been and will not have been any change in the capitalization of the Company (except for the exercise of warrants or options referred to in the Registration Statement), any Subsidiary, Gessner or any Gessner Subsidiary or any material adverse change in the business, business prospects, financial condition or results of operations of the Company, any Subsidiary, Gessner or any Gessner Subsidiary or in the condition of the Company, any Subsidiary, Gessner or any Gessner Subsidiary or in the value of the assets of the Company, the Subsidiaries, Gessner or the Gessner Subsidiaries that would have a Material Adverse Effect.

         (j) There are no actions, suits or proceedings at law or in equity pending or, to the knowledge of the Company, threatened, against or affecting the Company, any Subsidiary, Gessner or any of the Gessner Subsidiaries, any of their respective assets or any of their respective officers or directors, before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that could reasonably be expected to have a Material Adverse Effect. Neither the Company, the Subsidiaries nor Gessner or any of the Gessner Subsidiaries is involved in any labor dispute (nor, to their knowledge, is any such dispute threatened) that would have a Material Adverse Effect.

         (k) Each of the Company, the Subsidiaries, Gessner and each of the Gessner Subsidiaries has complied with all laws, regulations and orders applicable to it or its busi-

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                                       8

    ness, except for any violation of which would not have a Material Adverse Effect. Each of the Company, the Subsidiaries, Gessner and each of the Gessner Subsidiaries has in all material respects performed all of the obligations required to be performed by it, and is not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound, except for such failures to perform or defaults as would not have a Material Adverse Effect, and, to the knowledge of the Company, no other party under any such agreement or instrument to which the Company, any Subsidiary, Gessner or any Gessner Subsidiary is a party is in material default in any respect thereunder, except for such defaults as would not have a Material Adverse Effect.

         (l) Each of the Company and Gessner, (i) keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries and Gessner and the Gessner Subsidiaries, as the case may be, and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded value of assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (m) Neither the Company, any of the Subsidiaries nor Gessner or any of the Gessner Subsidiaries is in violation of its organizational documents.

         (n) The Securities have been duly authorized by the Company and will be, upon payment therefor in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights or similar contractual rights to purchase securities issued by the Company. The Securities conform in all

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                                       9

    material respects to all statements with regard thereto contained in the Registration Statement and the Prospectus.

         (o) The Company has all requisite corporate power and authority to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company. This Agreement has been duly authorized, executed and delivered by the Company; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or "Blue Sky" laws; the performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under the Certificate of Incorporation or By-laws of the Company or any Subsidiary. Except, in each case, for instances that would not result in a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of the Company or any Subsidiary, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or under any statute or under any order, rule or regulation applicable to the Company or any Subsidiary or their respective businesses or properties or of any court or other governmental body.

         (p) Each of the Company, the Subsidiaries, Gessner and each of the Gessner Subsidiaries has good and indefeasible title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in

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                                      10

    the Prospectus or are not material to the business of either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole. Each of the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries has valid, subsisting and enforceable leases for the real properties described in the Prospectus as leased by it, with such exceptions as are not material either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole or do not materially interfere with the use made of such properties by either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole.

         (q) There is no document or contract of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and no statement in this Agreement or in any certificate or document required by this Agreement to be delivered to you is, was when made, or as of the Closing Date (as hereinafter defined) or any Option Closing Date (as hereinafter defined) will be, inaccurate, untrue or incorrect in any material respect.

         (r) Except for instances that would not result in a Material Adverse Effect, each of the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries possesses the right to use all patents, patent applications, trademarks, trade names, service marks, service names, copyrights and licenses necessary for the conduct of the business, as presently conducted, of the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries and, except as disclosed in the Registration Statement or Prospectus have not received any notice of conflict with the asserted rights of others in respect thereof.

         (s) The Company is not, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 as amended (the "Investment Company Act").

         (t) None of the Company, the Subsidiaries or an agent acting on their behalf has taken or will take any

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                                      11

    action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         (u) Neither the Company nor any of its officers or directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the New York Stock Exchange ("NYSE").

         (v) The Company, each Subsidiary, Gessner and each Gessner Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof except for returns being contested in good faith and have paid all taxes due and owing thereon except for amounts being contested in good faith, and no material tax deficiency is currently being asserted against the Company, any Subsidiary, Gessner or any Gessner Subsidiary that could have a Material Adverse Effect.

         (w) Each of the Company, the Subsidiaries, Gessner and each Gessner Subsidiary is in compliance with all environmental laws and with the terms and conditions of any permit, license or approval required thereunder in connection with the operation of its business, property and assets where the failure to be in such compliance could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect; and, except as disclosed in the Prospectus, neither the Company, any of the Subsidiaries nor Gessner or any Gessner Subsidiary has any liability, absolute or contingent, under any environmental law and there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice or demand letter pending or threatened against the Company, any of the Subsidiaries or Gessner or any Gessner Subsidiary, under any environmental law.

         (x) The Acquisition Agreement has been duly and validly authorized by all necessary corporate action on behalf of the Company and is a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

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                                      12

         3.  Purchase, Sale and Delivery of the Securities.

         (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at
a purchase price of $[        ] per share, the number of Firm Securities set
forth opposite their respective names in Schedule I hereto. The Representatives shall release the Firm Securities for public sale promptly after this Agreement becomes effective. The Representatives may from time to time change the public offering price and other terms of the offering after the initial public offering to such extent as they may determine.

         In addition, upon written notice from you to the Company, not more than 30 days from the date hereof, the Underwriters may purchase from time to time all or less than all of the Additional Securities at the purchase price per share to be paid for the Firm Securities solely to cover over-allotments. The Company agrees to sell to the Underwriters such Additional Securities and the Underwriters agree, severally and not jointly, to purchase such Additional Securities. Such Additional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. This option may be exercised at any time on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as an "Option Closing Date"); provided, however, that no Option Closing Date shall be earlier than the Closing Date (as defined below) nor earlier than the second business day after the date on which notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which notice of the option shall have been given. No Additional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Securities or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company.

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                                      13

         (b) Certificates in definitive form for the Firm Securities that each Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds, or such other payment procedures agreed to by the parties, to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 9:00 A.M., New
York time, on [       ], 1997, or at such other place, time or date as you
and the Company may agree upon or as you may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificates for the Firm Securities available for checking and packaging by the Underwriters at the offices of BT Alex. Brown Incorporated in New York, New York at least 24 hours prior to the Closing Date.

         In the event the option with respect to the Additional Securities is exercised, certificates in definitive form for the Additional Securities that such Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to the Company at least 48 hours prior to the Option Closing Date, shall be delivered by the Company to the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefore by wire transfer of same day funds or such other payment procedures agreed to by the parties, to the account of the Company. Such delivery of and payment for the Additional Securities shall be made at each Option Closing Date at the above-mentioned offices. The Company will make certificates for the Additional Securities available for inspection, checking and packaging by the Underwriters at the offices in New York, New York of BT Alex. Brown Incorporated at least 24 hours prior to each Option Closing Date.

         4. Offering by the Underwriters. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus relating to the Securities.

         5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

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                                      14

         (a) The Company will, if the Registration Statement is not effective at the time of the execution and delivery of this Agreement, prepare and timely file with the Commission an amendment to the Registration Statement that includes the form of final prospectus, which amendment and form of final prospectus shall contain all required information with respect to the Securities and the offering thereof, and, if required by Rule 424(b), a prospectus under Rule 424(b) (in each case only if the Representatives or their counsel have not reasonably objected thereto after having been furnished a copy thereof prior to the proposed filing thereof), and in each case will notify the Representatives promptly of such filing and will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement (and any amendments thereto), to become effective promptly. If required, the Company will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b) (but only if the Representatives or their counsel have not reasonably objected thereto promptly after having been furnished a copy thereof a reasonable time prior to the proposed filing thereof). During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuation of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 2(a) hereof or any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Representatives and their counsel shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives and their counsel shall not have given their respective consent, which consent will not be unreasonably withheld or delayed. The Company will prepare and will file with the Commission, in accordance with the Act and the Rules and Regulations, promptly upon request by the Representatives or counsel for the Representatives, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or reasonably advisable in connection with the distribution of the Securities by the Underwriters, and the Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendments or supplements thereto have been filed.

         (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

         (c) The Company will cooperate with the Representatives in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions in the United States and Canada as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

         (d) During such time as a prospectus relating to the Securities is required to be delivered under the Act, if after due inquiry, the Company should become aware of any event that occurs, and as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if the Company should be of the opinion that for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representatives and their counsel thereof and the Company will prepare and, subject to
    Section 6(a) hereof, will file with the Commission, at its sole expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to the Representatives and their counsel and in compliance with the Act and the Rules and Regulations) so that the Prospectus as so supplemented or amended will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or so that the Prospectus will comply with law, and will deliver to the Representatives, without charge, such number of copies thereof as they may reasonably request.

         (e) The Company will, without charge, provide (i) to the Representatives and to their counsel a signed copy of the registration statement originally filed and each amendment thereto (in each case including exhibits thereto) and the Registration Statement and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus and the Prospectus relating to the Securities and any amendment or supplement thereto as each Underwriter may reasonably request.

         (f) The Company, as soon as reasonably practicable, will make generally available to holders of the Securities and to the Underwriters consolidated earning statements of the Company (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

         (g) For and during the period ending five years after the effective date of the Registration Statement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to its securityholders generally and copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

         (h) Prior to the Closing Date and any Option Closing Date, as the case may be, the Company will furnish to the Representatives, as soon as they have been prepared and are available, a copy of any unaudited interim consolidated financial statements of the Company and Gessner and any pro forma information for any period subsequent to the period covered by its most recent financial statements included in the Registration Statement and the Prospectus.

         (i) The Company will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the New York Stock Exchange.

         (j) The Company will not at any time, directly or indirectly, take any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the New York Stock Exchange.

         (k) If, prior to the completion of the distribution of the Securities, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commissioner with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus relating to the Securities, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (l) During a period of 90 days from the date hereof "Lock-up Period"), the Company will not, without the Representatives' prior written consent, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock, or rights to acquire the same except for (i) Securities issued pursuant to this Agreement; (ii) Common Stock or other equity securities issued in connection with any merger or other acquisition by the Company provided that such Common Stock or other equity securities are specifically made subject to the restrictions of this paragraph for the Lock-up Period and (iii) Common Stock issuable on exercise of options or warrants referred to in the Prospectus.

         6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, as provided in this Section 6 including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, (ii) the printing (or reproduction) and delivery of this Agreement, the Securities, any Blue Sky Memoranda and all other documents and agreements printed (or reproduced) and delivered in connection with the offering of the Securities, (iii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or its subsidiaries, (v) preparation (including printing), issuance and delivery to the Underwriters of certificates evidencing the Securities, (vi) the qualification of the Securities in the United States and Canada under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (viii) expenses of the Company and its subsidiaries in connection with any meetings with prospective investors in the Securities, (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved in writing by the Underwriters to be paid by the Underwriters), (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xi) the costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the offer, sale and delivery of the Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Securities to the

Underwriters and the fees and expenses of any counsel retained by the Company.

         If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities not so delivered.

         7. Conditions of the Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Firm Securities on the Closing Date and the Additional Securities on each Option Closing Date shall be subject to the following additional conditions:

         (a) If the registration statement, as amended, with respect to the Securities has not been declared effective as of the time of execution and delivery hereof, the registration statement shall have been declared effective not later than 11:00 A.M., New York City time, on the date of this Agreement or, if any post-effective amendment to the Registration Statement has been filed, 11:00 A.M., New York City time, on the date on which such post-effective amendment to the Registration Statement has been filed with the Commission, or such later time and date as shall have been expressly consented to by the Representatives in writing; if required, the Prospectus and any amendments or supplements thereto shall have been timely filed in accordance with Rule 430A and Rule 424(b); no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued and no proceedings for that purpose shall have been instituted or, to the best knowledge of the Company or the Underwriters, shall be contemplated or threatened by the Commission.

         (b) The Underwriters shall have received an opinion, in form and substance satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of White & Case, counsel for the Company and its subsidiaries to the effect that:

              (i) Each of the Company and its Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation in good standing in the jurisdictions listed on a schedule to such opinion (which the Company shall have certified are the only jurisdictions where the failure to be so qualified could, individually or in the aggregate, have a Material Adverse Effect).

              (ii) No authorization, approval, consent or license of any state or federal governmental or regulatory body, except as may be required under the Act or the "Blue Sky" laws of the various jurisdictions, is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Securities under this Agreement; (B) execution, delivery and performance of this Agreement by the Company; (C) taking of any action contemplated herein or in the Registration Statement or Prospectus, or if so required all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are in full force and effect.

              (iii) The Company has the authorized and outstanding capital stock, and, to the knowledge of such counsel, stock options and warrants as set forth in the Registration Statement and the Prospectus. The outstanding shares of the Common Stock are, and all of the Securities will be, upon sale and payment therefor under this Agreement, duly authorized, validly issued, fully paid and nonassessable, and are not subject to statutory preemptive rights. The Common Stock has been duly authorized for quotation on the New York Stock Exchange. All issuances of securities by the Company were exempt from, or complied in all respects with, the registration or qualification provisions of all applicable federal and state securities laws.

              (iv) All of the issued and outstanding shares of the capital stock of each Subsidiary are validly issued, fully paid and nonassessable and, to such counsel's knowledge, all of the issued and outstanding shares of stock of each Subsidiary are owned by the Company free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, charges and encumbrances of every nature.

              (v) To such counsel's knowledge, no holder of any securities of the Company has the right to require registration of shares of the Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

              (vi)  The Company is not an "investment company" as defined in
          Section 3(a) of the Investment Company Act.

              (vii) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

              (viii) The Company possesses all state and federal authorizations, approvals, consents and licenses necessary for the operations of its business.

              (ix) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto, comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to financial statements, financial statement notes and other financial and statistical data contained in the Registration Statement or the Prospectus).

              (x) The descriptions in the Registration Statement and Prospectus of contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement (including, for this purpose, all exhibits filed with respect to any document incorporated by reference therein) that are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, financial notes or schedules or other financial or statistical data included therein.

              (xi) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made.

              (xii) The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under, the Certificate of Incorporation or By-laws of the Company or any Subsidiary, or any material indenture or mortgage known to such counsel or other material agreement or instrument known to such counsel to which the Company or any Subsidiary, is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or any existing federal or state statute, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

         Such counsel shall also state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and although such counsel has not independently checked the accuracy or completeness of or otherwise verified, and such counsel is not passing on and does not assume responsibility for the accuracy or completeness of, the Registration Statement or the Prospectus, such counsel has generally reviewed and discussed such information with representatives of the Company, the Underwriters and their counsel and accountants for the Company. Based on such review and discussion, nothing has come to the attention of such counsel to lead them to believe that, both as of the date on which the Registration Statement became effective and as of the Closing Date and each Option Closing Date, as the case may be, either the Registration Statement, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to financial statements, financial statement notes and other financial and statistical data contained in the Registration Statement or the Prospectus).

         (c) The Underwriters shall have received an opinion, in form and substance reasonably satisfactory to the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement and the Securities and such other related matters as the Representatives may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received, in form and substance satisfactory to such counsel, and may rely upon, such certificates and other documents and information as they may reasonably request to pass upon such matters.

         (d) The Underwriters shall have received from each of KPMG Peat Marwick LLP and Deloitte & Touche, LLP a letter dated the date hereof and the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, in substantially the form previously approved by the Representatives and in form and substance reasonably satisfactory to the Representatives and Cahill Gordon & Reindel, counsel for the Underwriters.

         (e) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date and each Option Closing Date, as the case may be, as if made on and as of such date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date and each Option Closing Date, as the case may be; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and each Option Closing Date, as the case may be; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no Material Adverse Change or any development involving a prospective Material Adverse Change.

         (f) The sale of the Securities by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date or any Option Closing Date, as the case may be.

         (g) Subsequent to the respective dates as of which information is given in the Prospectus, except in each case as described in the Prospectus, none of the Company, the Subsidiaries, Gessner or any Gessner Subsidiary shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material either (x) the Company and the Subsidiaries, taken as a whole, or
    (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole, and there shall not have been any adverse change in the capital stock or long-term indebtedness of the Company and its Subsidiaries that is material either (x) the Company and the Subsidiaries, taken as a whole, or (y) after giving effect to the Acquisition, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries, taken as a whole.

         (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of each of the Company, its Subsidiaries, Gessner and each of the Gessner Subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of each of the Company, its Subsidiaries, Gessner and each of the Gessner Subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage that would not have a Material Adverse Effect.

         (i) The Underwriters shall have received certificates, in form and substance reasonably satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of the Company, executed by its chief executive officer or president and the chief financial officer or chief accounting officer, to the effect that:

              (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and each Option Closing Date, as the case may be, and the Company has performed in all material respects all covenants and agreements and satisfied all conditions to be performed or satisfied at or prior to the Closing Date and each Option Closing Date, as the case may be;

              (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and, to the best of such officers' knowledge, no proceedings for those purposes have been instituted or threatened or are contemplated by the Commission;

              (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings or other agreements or instruments relating to the ownership of the property of the Company, the Subsidiaries, Gessner and the Gessner Subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change, except in each case as described in or contemplated by the Prospectus; and

              (iv) To the best of such officers' knowledge and belief, the sale of the Securities by the Company has not been enjoined (temporarily or permanently).

         (j) The Company shall have furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by the directors and executive officers of the Company, prohibiting such persons from offering, selling, contracting to sell or otherwise disposing, directly or indirectly, of any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock or rights to acquire the same, during the Lock-up Period, without the prior written consent of the Representatives.

         (k) The Acquisition Agreement shall be in full force and effect and there shall have been no amendment, modification or waiver of the Acquisition Agreement of which the Representatives shall not have been aware or to which they shall have reasonably objected.

         On or before the Closing Date and each Option Closing Date, as the case may be, the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and each of its Subsidiaries as they shall have heretofore reasonably requested.

         All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all respects to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters. The Company and each of its Subsidiaries shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

         8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

         (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

         (ii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred by any such Underwriter or any such controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives with respect to the Underwriters specifically for use therein; provided, further, that the Company will not be liable to any Underwriter if such untrue statement or omission or alleged untrue statement or omission was contained or made in any Preliminary Prospectus and completely corrected in the Prospectus and any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter resulted from any action, claim or suit by any person who purchased Securities that are the subject thereof from any Underwriter and such Underwriter failed to deliver or provide a copy of the Prospectus relating to the Securities to such person with or prior to the confirmation of the sale of such Securities sold to such person in any case where delivery is required by the Act or the Rules and Regulations, unless such failure to deliver or provide a copy of the Prospectus relating to the Securities was a result of noncompliance by the Company with Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by any Underwriter in the case of paragraph (a) of this Section 8 or the Company, in the case of paragraph (b) of this
Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or
(iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriter's discounts and commissions but before deducting expenses) received by the Company and (y) the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an indemnified party or parties on the one hand, or the indemnifying party or parties on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph
(d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise paid or been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Company's officers, and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any of its officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and
(ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         10.   Termination.

     (a) This Agreement may be terminated in the sole discretion of the Representatives by notice to the Company, given prior to the Closing Date or Option Closing Date, as the case may be, in the event that the Company shall have failed, refused or become unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date or Option Closing Date, as the case may be:

         (i) the Company, the Subsidiaries, Gessner or the Gessner Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Underwriters, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Underwriters, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or any of its Subsidiaries), except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof);

         (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on the New York Stock Exchange;

         (iii) a banking moratorium shall have been declared by New York or United States authorities; or

         (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof.

     11. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder on the Closing Date or any Option Closing Date and if the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall take up and pay for (in addition to the Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Securities agreed to be purchased by all such defaulting Underwriters on the Closing Date or Option Closing Date, as the case may be, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate amount of Securities set opposite the names of such non-defaulting Underwriters in Schedule I.

     If a new allocation is made in accordance with the foregoing provision, you shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule I.

     If the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter (provided that if such default occurs with respect to Additional Securities after the Closing Date, this Agreement will not terminate as to the Firm Securities).

     12. Information Supplied by the Underwriters

     The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Securities and paragraph four under the heading "Underwriting" in the Prospectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(b), 8(a) and 8(b) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

     13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Representatives in care of BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Fibermark at 161 Wellington Road, Brattleboro, VT 05032, Attention: Bruce Moore.

     14. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the Company's officers who have signed the Registration Statement, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

     15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                        Very truly yours,
                                        FIBERMARK, INC.

                                        By:  _____________________
                                             Name:
                                             Title:
The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT ALEX. BROWN INCORPORATED
PAINEWEBBER INCORPORATED
Acting on behalf of themselves and as
  the Representatives of the several
  Underwriters named in Schedule II hereto.

By  BT ALEX. BROWN INCORPORATED

By  ____________________________
    Name:
    Title:

                                    SCHEDULE I


                                                    Number of
                                                    Shares to
Underwriter                                        Be Purchased
-----------                                        ------------
BT Alex. Brown Incorporated.....................
PaineWebber Incorporated........................


Total Underwriters                                   1,500,000